Exhibit 99.2

THE HANOVER INSURANCE GROUP

STATISTICAL SUPPLEMENT

TABLE OF CONTENTS

Financial Highlights	1-3
Consolidated Financial Statements
Income Statements	4-5
Balance Sheets	6
Property and Casualty
Condensed Income Statements	7
Property and Casualty Consolidated Balance Sheets	8
GAAP Underwriting Results	9-10
Life Companies
Condensed Income Statements	11
Life Companies Consolidated Balance Sheets	12
Future Policy Benefits and Account Balances	13
Investments
Net Investment Income	14
Net Realized Investment Gains (Losses)	15
Unrealized Losses	16
Credit Quality of Fixed Maturities	17
Property and Casualty Statutory Ratios	18
Historical Financial Highlights	19-20
Other Information	Inside back cover
Corporate Information
Market and Dividend Information
Industry Ratings

THE HANOVER INSURANCE GROUP

FINANCIAL HIGHLIGHTS

	Quarter ended March 31
(In millions)	2006	2005	% Change
SEGMENT INCOME
Property and Casualty
Personal Lines	$49.0	$39.2	25.0
Commercial Lines	39.0	20.5	90.2
Other	3.7	2.1	76.2

Total Property and Casualty	91.7	61.8	48.4

Life Companies	(1.9)	(9.3)	(79.6)
Interest expense on corporate debt	(10.0)	(10.0)	—

Total segment income	79.8	42.5	87.8

Federal income tax expense on P&C segment income	(28.9)	(17.4)	66.1
Federal income tax benefit on other segment income	5.3	7.6	(30.3)

Total federal income tax expense on segment income	(23.6)	(9.8)	N/M

Total segment income after taxes	$56.2	$32.7	71.9

RECONCILIATION FROM SEGMENT INCOME TO NET INCOME
Total segment income after taxes	$56.2	$32.7	71.9
Net realized investment gains, net of amortization	5.8	11.3	(48.7)
Losses on derivative instruments	—	(0.2)	N/M
Restructuring costs	(0.3)	(0.7)	(57.1)
Federal income tax expense on non-segment income	(1.7)	(2.7)	(37.0)

Income from continuing operations, net of taxes	60.0	40.4	48.5

Income from discontinued variable life insurance and annuity business, net of taxes	—	6.1	N/M
Loss on disposal of variable life insurance and annuity business, net of taxes	(20.1)	—	N/M

Income before cumulative effect of accounting change	39.9	46.5	(14.2)
Cumulative effect of change in accounting principle, net of taxes	0.6	—	N/M

Net income	$40.5	$46.5	(12.9)

THE HANOVER INSURANCE GROUP

FINANCIAL HIGHLIGHTS

	Quarter ended March 31
	2006	2005	% Change
PER SHARE DATA (DILUTED)
Total segment income	$1.49	$0.79	88.6
Federal income tax expense on segment income	(0.44)	(0.18)	N/M

Total segment income after taxes	1.05	0.61	72.1
Net realized investment gains, net of amortization	0.11	0.20	(45.0)
Losses on derivative instruments	—	—	N/M
Restructuring costs	(0.01)	(0.01)	—
Federal income tax expense on non-segment income	(0.03)	(0.05)	(40.0)

Income from continuing operations, net of taxes	1.12	0.75	49.3

Income from discontinued variable life insurance and annuity business, net of taxes	—	0.11	N/M
Loss on disposal of variable life insurance and annuity business, net of taxes	(0.38)	—	N/M

Income before cumulative effect of accounting change	0.74	0.86	(14.0)

Cumulative effect of change in accounting principle, net of taxes	0.01	—	N/M

Net income	$0.75	$0.86	(12.8)

THE HANOVER INSURANCE GROUP

FINANCIAL HIGHLIGHTS

(In millions, except per share data)	March 31 2006		December 31 2005		% Change
BALANCE SHEET
Shareholders’ equity
The Hanover Insurance Company (consolidated)	$1,718.3		$1,709.8		0.5
First Allmerica Financial Life Insurance Company (consolidated)	353.3		367.0		(3.7)
THG Holding Company debt (1)	(499.5)		(499.5)		—
THG Holding Company and other	270.9		374.0		(27.6)

Total shareholders’ equity	$1,843.0		$1,951.3		(5.6)

Total adjusted statutory capital
The Hanover Insurance Company (consolidated)	$1,257.4		$1,204.6		4.4
First Allmerica Financial Life Insurance Company	$193.3		$195.2		(1.0)

The Hanover Insurance Company (consolidated) premium to surplus ratio	1.7:1		1.8:1		N/M
First Allmerica Financial Life Insurance Company estimated risk based capital ratio	429%		410%		19.0
Book value per share
The Hanover Insurance Company (consolidated)	$32.95		$31.81		3.6
First Allmerica Financial Life Insurance Company (consolidated)	6.78		6.82		(0.6)
THG Holding Company debt (1)	(9.58)		(9.47)		1.2
THG Holding Company and other	5.20		7.14		(27.2)

Total book value per share	$35.35		$36.30		(2.6)

THG book value per share, excluding accumulated other comprehensive income	$37.77		$37.33		1.2

The Hanover Insurance Company (consolidated) book value per share, excluding accumulated other comprehensive income	$34.19		$32.00		6.8

Shares outstanding (2)	52.1		53.7

Stock price	$52.42		$41.77		25.5
Price/book value per share	1.5	x	1.2	x	0.3	x
Debt/equity	27.6%		26.1%		1.5	pts
Debt/total capital	21.6%		20.7%		0.9	pts

(1)	Excludes $9.3 million of holding company debt related to its affiliate, AFC Capital Trust I.
(2)	Shares outstanding do not include common stock equivalents.
(3)	Excludes corporate assets related to AFC Holding Company.

THE HANOVER INSURANCE GROUP

CONSOLIDATED INCOME STATEMENTS

	Quarter ended March 31
(In millions, except per share data)	2006	2005	% Change
REVENUES
Premiums	$559.4	$569.3	(1.7)
Fees and other income	19.3	20.2	(4.5)
Net investment income	80.3	80.3	—
Net realized investment gains	5.6	12.0	(53.3)

Total revenues	664.6	681.8	(2.5)

BENEFITS, LOSSES AND EXPENSES
Policy benefits, claims, losses and loss adjustment expenses	359.8	408.7	(12.0)
Policy acquisition expenses	113.6	116.3	(2.3)
Losses on derivative instruments	0.6	0.4	50.0
Restructuring costs	0.3	0.7	(57.1)
Other operating expenses	105.0	102.8	2.1

Total benefits, losses and expenses	579.3	628.9	(7.9)

Income from continuing operations before federal income taxes	85.3	52.9	61.2
Federal income tax expense	25.3	12.5	N/M

Income from continuing operations	60.0	40.4	48.5

Income from discontinued variable life insurance and annuity business, net of taxes	—	6.1	N/M
Loss on disposal of variable life insurance and annuity business, net of taxes	(20.1)	—	N/M

Income before cumulative effect of change in accounting principle	39.9	46.5	(14.2)

Cumulative effect of change in accounting principle, net of taxes	0.6	—	N/M

Net income	$40.5	$46.5	(12.9)

THE HANOVER INSURANCE GROUP

CONSOLIDATED INCOME STATEMENTS

	Quarter ended March 31
	2006	2005	% Change
PER SHARE DATA (DILUTED)
Income from continuing operations	$1.12	$0.75	49.3
Income from discontinued variable life insurance and annuity business	—	0.11	N/M
Loss on disposal of variable life insurance and annuity business	(0.38)	—	N/M

Income before cumulative effect of change in accounting principle	0.74	0.86	(14.0)
Cumulative effect of change in accounting principle, net of taxes	0.01	—	N/M

Net income (1)	$0.75	$0.86	(12.8)

Weighted average shares outstanding	53.6	53.8

(1)	Basic income per share was $0.76 and $0.87 for the quarters ended March 31, 2006 and 2005, respectively.

THE HANOVER INSURANCE GROUP

CONSOLIDATED BALANCE SHEETS

(In millions, except per share data)	March 31 2006	December 31 2005	% Change
ASSETS
Investments:
Fixed maturities, at fair value (amortized cost of $5,618.3 and $5,685.9)	$5,555.7	$5,708.2	(2.7)
Equity securities, at fair value (cost of $13.0)	18.2	18.0	1.1
Mortgage loans	90.4	99.6	(9.2)
Policy loans	136.8	139.9	(2.2)
Other long-term investments	40.7	42.6	(4.5)

Total investments	5,841.8	6,008.3	(2.8)

Cash and cash equivalents	550.2	701.5	(21.6)
Accrued investment income	75.2	76.5	(1.7)
Premiums, accounts and notes receivable, net	537.7	493.2	9.0
Reinsurance receivable on paid and unpaid losses, benefits and unearned premiums	1,450.9	1,617.3	(10.3)
Deferred policy acquisition costs	216.3	209.0	3.5
Deferred federal income taxes	456.9	465.3	(1.8)
Goodwill	128.2	128.2	—
Other assets	335.6	362.8	(7.5)
Separate account assets	564.0	571.9	(1.4)

Total assets	$10,156.8	$10,634.0	(4.5)

LIABILITIES AND SHAREHOLDERS’ EQUITY

LIABILITIES
Policy liabilities and accruals:
Future policy benefits	$1,324.3	$1,336.1	(0.9)
Outstanding claims, losses and loss adjustment expenses	3,328.3	3,551.6	(6.3)
Unearned premiums	1,048.6	1,011.3	3.7
Contractholder deposit funds and other policy liabilities	199.3	254.7	(21.8)

Total policy liabilities and accruals	5,900.5	6,153.7	(4.1)

Expenses and taxes payable	993.1	1,062.0	(6.5)
Reinsurance premiums payable	51.9	92.0	(43.6)
Trust instruments supported by funding obligations	295.5	294.3	0.4
Long-term debt	508.8	508.8	—
Separate account liabilities	564.0	571.9	(1.4)

Total liabilities	8,313.8	8,682.7	(4.2)

SHAREHOLDERS’ EQUITY
Preferred stock, par value $.01 per share; authorized 20.0 million shares; issued none	—	—	—
Common stock, par value $.01 per share; authorized 300.0 million shares; issued 60.5 million shares	0.6	0.6	—
Additional paid-in capital	1,798.0	1,785.1	0.7
Accumulated other comprehensive loss	(126.2)	(59.5)	N/M
Retained earnings	605.0	589.8	2.6
Treasury stock at cost (8.3 and 6.8 million shares)	(434.4)	(364.7)	19.1

Total shareholders’ equity	1,843.0	1,951.3	(5.6)

Total liabilities and shareholders’ equity	$10,156.8	$10,634.0	(4.5)

PROPERTY & CASUALTY

THE HANOVER INSURANCE GROUP

PROPERTY AND CASUALTY

CONDENSED INCOME STATEMENTS

	Quarter ended March 31
(In millions)	2006	2005	% Change
REVENUES
Net premiums written	$574.0	$548.4	4.7
Change in unearned premiums, net of prepaid reinsurance premiums	(33.1)	1.8	N/M

Net premiums earned	540.9	550.2	(1.7)
Net investment income	56.5	50.8	11.2
Other income	14.7	12.9	14.0

Total segment revenue	612.1	613.9	(0.3)

LOSSES AND OPERATING EXPENSES
Policy benefits, claims, losses and loss adjustment expenses	327.8	371.5	(11.8)
Policy acquisition expenses	113.4	114.1	(0.6)
Other operating expenses	79.2	66.5	19.1

Total losses and operating expenses	520.4	552.1	(5.7)

Segment income before federal income taxes	$91.7	$61.8	48.4

THE HANOVER INSURANCE GROUP

PROPERTY AND CASUALTY

CONSOLIDATED BALANCE SHEETS (1)

(In millions, except per share data)	March 31 2006	December 31 2005	% Change
ASSETS
Investments:
Fixed maturities, at fair value (amortized cost of $3,790.4 and $3,810.7)	$3,745.2	$3,822.1	(2.0)
Equity securities, at fair value (cost of $2.0 )	6.0	6.0	—
Mortgage loans	42.7	45.0	(5.1)
Other long-term investments	0.3	0.3	—

Total investments	3,794.2	3,873.4	(2.0)

Cash and cash equivalents	252.5	322.9	(21.8)
Accrued investment income	48.7	48.1	1.2
Premiums, accounts, and notes receivable, net	535.6	489.2	9.5
Reinsurance receivable on paid and unpaid losses, benefits and unearned premiums	1,072.9	1,226.3	(12.5)
Deferred policy acquisition costs	210.2	201.9	4.1
Deferred federal income tax asset	251.4	246.5	2.0
Goodwill	121.4	121.4	—
Other assets	180.2	181.5	(0.7)

Total assets	$6,467.1	$6,711.2	(3.6)

LIABILITIES AND SHAREHOLDER’S EQUITY

LIABILITIES
Policy liabilities and accruals:
Outstanding claims, losses and loss adjustment expenses	$3,240.4	$3,458.7	(6.3)
Unearned premiums	1,047.0	1,009.7	3.7
Contractholder deposit funds and other policy liabilities	2.6	3.0	(13.3)

Total policy liabilities and accruals	4,290.0	4,471.4	(4.1)

Expenses and taxes payable	411.2	444.5	(7.5)
Reinsurance premiums payable	47.6	85.5	(44.3)

Total liabilities	4,748.8	5,001.4	(5.1)

SHAREHOLDER’S EQUITY
Common stock, par value $1.00 per share; authorized 20.9 million shares; issued 5.0 million shares	5.0	5.0	—
Additional paid-in capital	169.1	169.2	(0.1)
Accumulated other comprehensive loss	(64.2)	(9.6)	N/M
Retained earnings	1,608.4	1,545.2	4.1

Total shareholder’s equity	1,718.3	1,709.8	0.5

Total liabilities and shareholder’s equity	$6,467.1	$6,711.2	(3.6)

(1)	Property and Casualty Companies includes The Hanover Insurance Company and Citizens Insurance Company of America, and their subsidiaries.

THE HANOVER INSURANCE GROUP

PROPERTY AND CASUALTY

GAAP UNDERWRITING PROFIT (LOSS) RECONCILED TO SEGMENT INCOME (LOSS)

	Quarter ended March 31, 2006
	Personal Lines				Commercial Lines					Other Property and Casualty	Total Property and Casualty
(In millions)	Personal Automobile	Homeowners	Other Personal Lines	Total Personal Lines	Workers’ Compensation	Commercial Automobile	Commercial Multiple Peril	Other Commercial Lines	Total Commercial Lines
Net premiums written	$252.0	$81.2	$8.4	$341.6	$35.5	$52.0	$92.9	$52.0	$232.4	$—	$574.0

Net premiums earned	$232.0	$98.0	$9.8	$339.8	$28.3	$47.7	$83.2	$41.9	$201.1	$—	$540.9
Policy benefits, claims, losses excluding prior year reserve development and catastrophe losses	144.9	41.6	3.3	189.8	21.9	22.2	40.0	13.6	97.7	—	287.5
Prior year loss and LAE reserve development (favorable) unfavorable	(7.4)	1.7	(2.4)	(8.1)	(2.4)	0.2	(12.6)	(2.3)	(17.1)	0.3	(24.9)
Pre-tax catastrophe losses	0.1	3.6	—	3.7	—	0.3	1.2	2.1	3.6	—	7.3
Loss adjustment expenses excluding prior year reserve development	26.5	8.2	0.7	35.4	4.1	3.2	11.9	2.8	22.0	0.3	57.7
Policy acquisition expenses and other underwriting expenses				100.6					82.9	(0.3)	183.2
Policyholders’ dividends				—					0.2	—	0.2

GAAP underwriting profit (loss)				18.4					11.8	(0.3)	29.9
Net investment income				26.6					26.1	3.8	56.5
Other income				4.9					3.9	5.9	14.7
Other operating expenses				(0.9)					(2.8)	(5.7)	(9.4)

Segment income before federal income taxes				$49.0					$39.0	$3.7	$91.7

	Quarter ended March 31, 2005
	Personal Lines				Commercial Lines					Other Property and Casualty	Total Property and Casualty
	Personal Automobile	Homeowners	Other Personal Lines	Total Personal Lines	Workers’ Compensation	Commercial Automobile	Commercial Multiple Peril	Other Commercial Lines	Total Commercial Lines
Net premiums written	$246.5	$81.0	$8.3	$335.8	$40.1	$50.2	$89.0	$33.3	$212.6	$—	$548.4

Net premiums earned	$247.3	$103.3	$9.9	$360.5	$32.2	$46.5	$82.9	$28.1	$189.7	$—	$550.2
Policy benefits, claims, losses excluding prior year reserve development and catastrophe losses	167.7	48.7	3.8	220.2	23.7	24.4	39.7	11.8	99.6	—	319.8
Prior year loss and LAE reserve development (favorable) unfavorable	(3.5)	(5.8)	(0.2)	(9.5)	3.8	0.1	(4.7)	(4.1)	(4.9)	0.7	(13.7)
Pre-tax catastrophe losses	—	6.5	0.3	6.8	—	—	4.5	1.0	5.5	—	12.3
Loss adjustment expenses excluding prior year reserve development	25.7	5.4	0.5	31.6	5.2	3.8	9.9	2.2	21.1	0.1	52.8
Policy acquisition expenses and other underwriting expenses				99.6					73.3	(0.3)	172.6
Policyholders’ dividends				—					0.3	—	0.3

GAAP underwriting profit (loss)				11.8					(5.2)	(0.5)	6.1
Net investment income				24.9					24.6	1.3	50.8
Other income				3.9					3.3	5.7	12.9
Other operating expenses				(1.4)					(2.2)	(4.4)	(8.0)

Segment income before federal income taxes				$39.2					$20.5	$2.1	$61.8

THE HANOVER INSURANCE GROUP

PROPERTY AND CASUALTY

GAAP UNDERWRITING RATIOS

	Quarter ended March 31, 2006
	Personal Lines				Commercial Lines					Other Property and Casualty	Total Property and Casualty
	Personal Automobile	Homeowners	Other Personal Lines	Total Personal Lines	Workers’ Compensation	Commercial Automobile	Commercial Multiple Peril	Other Commercial Lines	Total Commercial Lines
Losses, excluding catastrophe losses and development	62.5%	42.4%	33.7%	55.9%	77.4%	46.5%	48.1%	32.5%	48.6%	N/M	53.1%
Catastrophe losses	—	3.7%	—	1.1%	—	0.6%	1.4%	5.0%	1.8%	N/M	1.3%
Loss development	(3.3)%	2.1%	(24.5)%	(2.4)%	(5.7)%	0.2%	(12.3)%	(5.5)%	(7.0)%	N/M	(4.0)%

Total loss reserves	59.2%	48.2%	9.2%	54.6%	71.7%	47.3%	37.2%	32.0%	43.4%	N/M	50.4%
Loss adjustment expenses	11.6%	8.0%	7.1%	10.4%	11.7%	6.9%	11.4%	6.7%	9.4%	N/M	10.1%
Policy acquisition and other underwriting expenses				29.6%					41.2%	N/M	33.9%
Policyholders’ dividends				—					0.1%	N/M	—

Combined				94.6%					94.1%	N/M	94.4%

Policies in force	(1.7)%	(3.9)%	(2.5)%	(2.8)%	(6.6)%	(3.7)%	(5.0)%	2.7%	(2.3)%	—	(2.7)%
Retention (1)	79.5%	83.3%	N/M	81.5%	68.4%	77.1%	81.9%	N/M	77.8%

	Quarter ended March 31, 2005
	Personal Lines				Commercial Lines					Other Property and Casualty	Total Property and Casualty
	Personal Automobile	Homeowners	Other Personal Lines	Total Personal Lines	Workers’ Compensation	Commercial Automobile	Commercial Multiple Peril	Other Commercial Lines	Total Commercial Lines
Losses, excluding catastrophe losses and development	67.8%	47.1%	38.4%	61.1%	73.6%	52.5%	47.9%	42.0%	52.5%	N/M	58.1%
Catastrophe losses	—	6.3%	3.0%	1.9%	—	—	5.4%	3.6%	2.9%	N/M	2.2%
Loss development	(1.5)%	(4.9)%	(1.0)%	(2.5)%	16.2%	N/M	(3.3)%	(14.6)%	(0.8)%	N/M	(1.8)%

Total loss reserves	66.3%	48.5%	40.4%	60.5%	89.8%	52.5%	50.0%	31.0%	54.6%	N/M	58.5%
Loss adjustment expenses	10.5%	4.5%	4.0%	8.6%	11.8%	8.4%	9.5%	7.8%	9.4%	N/M	8.9%
Policy acquisition and other underwriting expenses				27.6%					38.6%	N/M	31.4%
Policyholders’ dividends				—					0.2%	N/M	0.1%

Combined				96.7%					102.8%	N/M	98.9%

Policies in force	(12.5)%	(9.3)%	(7.5)%	(10.7)%	(0.1)%	0.6%	(1.0)%	1.7%	0.3%	—	(9.5)%
Retention (1)	78.4%	80.7%	N/M	79.7%	87.8%	79.5%	81.1%	N/M	82.4%

(1)	The retention rate for personal lines is a twelve month rolling average calculation based on policies in force; the retention rate for commercial lines is based on direct voluntary written premiums, based on processed policies in the current period versus the same period in the prior year. Additionally, the retention rates have been adjusted to exclude the effect of our strategic termination of specialty commercial programs which resulted from an extensive review during the fourth quarter of 2001.

LIFE COMPANIES

THE HANOVER INSURANCE GROUP

LIFE COMPANIES

CONDENSED INCOME STATEMENTS

	Quarter ended March 31
(In millions)	2006	2005	% Change
REVENUES
Premiums	$18.5	$19.1	(3.1)
Fees and other income	6.0	9.4	(36.2)
Net investment income	23.7	29.5	(19.7)

Total segment revenue	48.2	58.0	(16.9)

POLICY BENEFITS, CLAIMS AND OPERATING EXPENSES
Policy benefits, claims and losses	32.2	36.4	(11.5)
Policy acquisition expenses	0.2	2.2	(90.9)
Other operating expenses	17.7	28.7	(38.3)

Total policy benefits, claims and operating expenses	50.1	67.3	(25.6)

Segment loss before federal income taxes	$(1.9)	$(9.3)	(79.6)

THE HANOVER INSURANCE GROUP

LIFE COMPANIES

CONSOLIDATED BALANCE SHEETS

(In millions, except per share data)	March 31 2006	December 31 2005	% Change
ASSETS
Investments:
Fixed maturities, at fair value (amortized cost of $1,677.4 and $1,789.8)	$1,666.4	$1,801.2	(7.5)
Equity securities, at fair value (cost of $1.7 )	2.9	2.7	7.4
Mortgage loans	47.8	54.8	(12.8)
Policy loans	136.8	139.9	(2.2)
Other long-term investments	40.4	42.3	(4.5)

Total investments	1,894.3	2,040.9	(7.2)

Cash and cash equivalents	121.3	101.9	19.0
Accrued investment income	24.5	27.6	(11.2)
Premiums, accounts, and notes receivable, net	2.1	4.0	(47.5)
Reinsurance receivable on paid and unpaid losses, benefits and unearned premiums	378.0	391.0	(3.3)
Deferred policy acquisition costs	6.1	7.1	(14.1)
Deferred federal income tax asset	188.8	204.6	(7.7)
Other assets	95.9	91.2	5.2
Separate account assets	564.0	571.9	(1.4)

Total assets	$3,275.0	$3,440.2	(4.8)

LIABILITIES AND SHAREHOLDER’S EQUITY

LIABILITIES
Policy liabilities and accruals:
Future policy benefits	$1,324.3	$1,336.1	(0.9)
Outstanding claims, losses and loss adjustment expenses	87.9	92.9	(5.4)
Unearned premiums	1.6	1.6	—
Contractholder deposit funds and other policy liabilities	196.7	251.7	(21.9)

Total policy liabilities and accruals	1,610.5	1,682.3	(4.3)

Expenses and taxes payable	447.4	518.2	(13.7)
Reinsurance premiums payable	4.3	6.5	(33.8)
Trust instruments supported by funding obligations	295.5	294.3	0.4
Separate account liabilities	564.0	571.9	(1.4)

Total liabilities	2,921.7	3,073.2	(4.9)

SHAREHOLDER’S EQUITY
Common stock, par value $10 per share; authorized 1 million shares; issued 500,000 shares	5.0	5.0	N/M
Additional paid-in capital	684.9	684.9	N/M
Accumulated other comprehensive loss	(33.7)	(26.3)	28.1
Retained deficit	(302.9)	(296.6)	2.1

	353.3	367.0	(3.7)

Total liabilities and shareholder’s equity	$3,275.0	$3,440.2	(4.8)

THE HANOVER INSURANCE GROUP

LIFE COMPANIES

FUTURE POLICY BENEFITS AND ACCOUNT BALANCES

	Gross			Net of Reinsurance Recoverables
(In millions)	March 31 2006	December 31 2005	% Change	March 31 2006	December 31 2005	% Change
Insurance
Traditional life	$735.0	$760.2	(3.3)	$734.8	$760.0	(3.3)
Universal life	1.0	1.0	N/M	—	—	—
Variable universal life	32.5	32.9	(1.2)	—	—	—
Individual health	17.7	18.7	(5.3)	0.4	0.4	N/M

Total insurance	786.2	812.8	(3.3)	735.2	760.4	(3.3)

Annuities
Individual annuities	107.5	113.5	(5.3)	14.1	15.7	(10.2)
Group annuities	391.4	400.7	(2.3)	386.2	395.5	(2.4)

Total annuities	498.9	514.2	(3.0)	400.3	411.2	(2.7)

Guaranteed investment contracts
Contractholder deposit funds and other policy liabilities	4.9	30.3	(83.8)	4.9	30.3	(83.8)

Total general account reserves	$1,290.0	$1,357.3	(5.0)	$1,140.4	$1,201.9	(5.1)

Trust instruments supported by funding obligations	$295.5	$294.3	0.4	$295.5	$294.3	0.4

SEPARATE ACCOUNT LIABILITIES
Variable universal life	$69.0	$67.6	2.1	$69.0	$67.6	2.1
Variable individual annuities	396.8	405.5	(2.1)	396.8	405.5	(2.1)

Total individual	465.8	473.1	(1.5)	465.8	473.1	(1.5)
Group variable universal life	2.3	2.6	(11.5)	2.3	2.6	(11.5)
Group annuities	95.9	96.2	(0.3)	95.9	96.2	(0.3)

Total group	98.2	98.8	(0.6)	98.2	98.8	(0.6)

Total separate account liabilities (1)	$564.0	$571.9	(1.4)	$564.0	$571.9	(1.4)

(1)	Includes separate account liabilities subject to a modified coinsurance agreement with AFLIAC of $460.2 million and $465.7 million as of March 31, 2006 and December 31, 2005, respectively.

INVESTMENTS

THE HANOVER INSURANCE GROUP

NET INVESTMENT INCOME

(In millions, except yields)	Quarter ended March 31, 2006
	Property and Casualty (1)	Yield	Life Companies (2)	Yield	Total	Yield
Fixed maturities	$53.2	5.56%	$23.0	5.72%	$76.2	5.61%
Equity securities	0.6	—	—	—	0.6	—
Mortgages	0.9	8.55%	1.0	7.76%	1.9	8.14%
All other	3.6	—	0.4	—	4.0	—
Investment expenses	(1.7)	—	(0.7)	—	(2.4)	—

Total	$56.6	5.33%	$23.7	4.98%	$80.3	5.23%

	Quarter ended March 31, 2005
	Property and Casualty (1)	Yield	Life Companies (2)	Yield	Total	Yield
Fixed maturities	$51.4	5.57%	$31.4	5.76%	$82.8	5.64%
Equity securities	0.2	—	—	—	0.2	—
Mortgages	1.0	8.10%	1.3	8.36%	2.3	8.24%
All other	(0.7)	—	(1.9)	—	(2.6)	—
Investment expenses	(1.1)	—	(1.3)	—	(2.4)	—

Total	$50.8	5.36%	$29.5	4.60%	$80.3	5.06%

(1)	Includes purchase accounting adjustments of $0.8 for the quarters ended March 31, 2006 and 2005. Also includes corporate eliminations of $0.1 million $0.2 for the quarters ended March 31, 2006 and 2005 respectively.
(2)	Excludes AFLIAC discontinued operations of $20.8 million for the quarter ended March 31, 2005.

THE HANOVER INSURANCE GROUP

COMPONENTS OF NET REALIZED INVESTMENT GAINS (LOSSES)

	Quarter ended March 31
(In millions)	2006			2005
	Net Realized Gains (Losses)			Net Realized Gains (Losses)
	Property and Casualty (1)	Life Companies	Total	Property and Casualty (1)	Life Companies (2)	Total
Net gains (losses) on securities transactions	$11.8	$(1.4)	$10.4	$0.2	$13.0	$13.2
Other than temporary impairments	(2.2)	(2.6)	(4.8)	(1.7)	(0.4)	(2.1)
Other	—	—	—	0.1	0.8	0.9

Net realized investment gains (losses)	$9.6	$(4.0)	$5.6	$(1.4)	$13.4	$12.0

(1)	Includes corporate eliminations of $5.2 million for the quarter ended March 31, 2006. There were no corporate eliminations in the quarter ended March 31, 2005.
(2)	Excludes discontinued operations of $8.2 million for the quarter ended March 31, 2005.

THE HANOVER INSURANCE GROUP

AGING OF GROSS UNREALIZED LOSSES ON SECURITIES AVAILABLE FOR SALE

(In millions)	March 31, 2006
	Gross Unrealized Losses			Fair Value
	Property and Casualty	Life Companies	Total	Property and Casualty	Life Companies	Total
INVESTMENT GRADE FIXED MATURITIES:
12 months or less	$53.3	$27.7	$81.0	$2,186.3	$821.3	$3,007.6
Greater than 12 months	24.5	12.4	36.9	437.3	212.6	649.9

Total investment grade fixed maturities	77.8	40.1	117.9	2,623.6	1,033.9	3,657.5

BELOW INVESTMENT GRADE FIXED MATURITIES:
12 months or less	4.6	0.4	5.0	117.9	22.2	140.1
Greater than 12 months	—	—	—	1.7	0.3	2.0

Total below investment grade fixed maturities	4.6	0.4	5.0	119.6	22.5	142.1

Equity securities	—	—	—	—	1.3	1.3

Total fixed maturities and equity securities	$82.4	$40.5	$122.9	$2,743.2	$1,057.7	$3,800.9

	December 31, 2005
	Gross Unrealized Losses			Fair Value
	Property and Casualty	Life Companies	Total	Property and Casualty	Life Companies	Total
INVESTMENT GRADE FIXED MATURITIES:
12 months or less	$24.5	$14.2	$38.7	$1,571.7	$764.0	$2,335.7
Greater than 12 months	18.0	8.7	26.7	404.1	191.7	595.8

Total investment grade fixed maturities	42.5	22.9	65.4	1,975.8	955.7	2,931.5

BELOW INVESTMENT GRADE FIXED MATURITIES:
12 months or less	6.2	2.8	9.0	134.4	36.9	171.3
Greater than 12 months	—	—	—	—	—	—

Total below investment grade fixed maturities	6.2	2.8	9.0	134.4	36.9	171.3

Equity securities	—	0.1	0.1	—	1.4	1.4

Total fixed maturities and equity securities	$48.7	$25.8	$74.5	$2,110.2	$994.0	$3,104.2

THE HANOVER INSURANCE GROUP

CREDIT QUALITY OF FIXED MATURITIES

(In millions) NAIC Designation	Rating Agency Equivalent Designation	March 31, 2006
		Amortized Cost			Fair Value
		Property and Casualty	Life Companies	Total	Property and Casualty	Life Companies	Total
1	Aaa/Aa/A	$2,837.4	$1,055.2	$3,892.6	$2,800.4	$1,034.8	$3,835.2
2	Baa	846.8	528.5	1,375.3	830.5	531.3	1,361.8
3	Ba	116.3	53.9	170.2	114.1	54.8	168.9
4	B	95.5	29.7	125.2	97.4	31.7	129.1
5	Caa and lower	43.0	8.1	51.1	43.0	10.3	53.3
6	In or near default	1.9	2.0	3.9	3.9	3.5	7.4

Total fixed maturities		$3,940.9	$1,677.4	$5,618.3	$3,889.3	$1,666.4	$5,555.7

	Rating Agency Equivalent Designation	December 31, 2005
		Amortized Cost			Fair Value
NAIC Designation		Property and Casualty	Life Companies	Total	Property and Casualty	Life Companies	Total
1	Aaa/Aa/A	$2,779.9	$1,111.3	$3,891.2	$2,787.3	$1,108.7	$3,896.0
2	Baa	850.5	580.3	1,430.8	848.8	591.6	1,440.4
3	Ba	96.2	56.2	152.4	95.6	56.7	152.3
4	B	114.8	37.4	152.2	114.1	37.6	151.7
5	Caa and lower	47.9	7.6	55.5	53.4	9.4	62.8
6	In or near default	1.9	1.9	3.8	3.0	2.0	5.0

Total fixed maturities		$3,891.2	$1,794.7	$5,685.9	$3,902.2	$1,806.0	$5,708.2

PROPERTY & CASUALTY

STATUTORY RATIOS

THE HANOVER INSURANCE GROUP

PROPERTY AND CASUALTY

STATUTORY UNDERWRITING RATIOS

	Quarter ended March 31, 2006
	Personal Lines				Commercial Lines					Other Property and Casualty	Total Property and Casualty
	Personal Automobile	Homeowners	Other Personal Lines	Total Personal Lines	Workers' Compensation	Commercial Automobile	Commercial Multiple Peril	Other Commercial Lines	Total Commercial Lines
Losses, excluding catastrophe losses and development	62.5%	42.4%	33.7%	55.9%	79.6%	46.5%	47.9%	32.5%	48.7%	N/M	53.2%
Catastrophe losses	—	3.7%	—	1.1%	—	0.6%	1.4%	5.0%	1.8%	N/M	1.4%
Loss development	(3.3)%	2.1%	(24.5)%	(2.4)%	(5.8)%	0.2%	(12.3)%	(5.5)%	(7.0)%	N/M	(4.0)%

Total loss reserves	59.2%	48.2%	9.2%	54.6%	73.8%	47.3%	37.0%	32.0%	43.5%	N/M	50.6%
Loss adjustment expenses	11.6%	8.0%	7.1%	10.4%	12.0%	6.9%	11.4%	6.7%	9.4%	N/M	10.1%
Policy acquisition and other underwriting expenses				29.9%					38.0%	N/M	33.2%
Policyholders’ dividends				—					0.2%	N/M	—

Combined				94.9%					91.1%	N/M	93.9%

	Quarter ended March 31, 2005
	Personal Lines				Commercial Lines					Other Property and Casualty	Total Property and Casualty
	Personal Automobile	Homeowners	Other Personal Lines	Total Personal Lines	Workers' Compensation	Commercial Automobile	Commercial Multiple Peril	Other Commercial Lines	Total Commercial Lines
Losses, excluding catastrophe losses and development	67.8%	47.1%	38.4%	61.1%	74.0%	52.5%	47.9%	41.9%	52.5%	N/M	58.4%
Catastrophe losses	—	6.3%	3.0%	1.9%	—	—	5.4%	3.6%	2.9%	N/M	2.2%
Loss development	(1.5)%	(4.9)%	(1.0)%	(2.5)%	16.3%	N/M	(3.3)%	(14.5)%	(0.8)%	N/M	(1.8)%

Total loss reserves	66.3%	48.5%	40.4%	60.5%	90.3%	52.5%	50.0%	31.0%	54.6%	N/M	58.8%
Loss adjustment expenses	10.6%	4.6%	3.0%	8.7%	11.9%	8.2%	9.5%	8.2%	9.4%	N/M	8.9%
Policy acquisition and other underwriting expenses				27.7%					35.5%	N/M	30.7%
Policyholders’ dividends				—					0.1%	N/M	—

Combined				96.9%					99.6%	N/M	98.4%

Historical Highlights

THE HANOVER INSURANCE GROUP

HISTORICAL FINANCIAL HIGHLIGHTS

(In millions, except per share data)	Q1 06	2005	Q4 05	Q3 05	Q2 05	Q1 05
SEGMENT INCOME (1)
Property and Casualty
Personal Lines	$49.0	$143.2	$74.4	$(27.8)	$57.4	$39.2
Commercial Lines	39.0	(35.0)	14.5	(101.0)	31.0	20.5
Other Property and Casualty	3.7	5.5	0.6	1.1	1.7	2.1

Total Property and Casualty	91.7	113.7	89.5	(127.7)	90.1	61.8
Life Companies	(1.9)	(18.7)	(1.0)	(0.9)	(7.5)	(9.3)
Interest expense on corporate debt	(10.0)	(39.9)	(10.0)	(10.0)	(9.9)	(10.0)

Total segment income (loss) before federal income taxes	$79.8	$55.1	$78.5	$(138.6)	$72.7	$42.5

Federal income tax (expense) benefit on segment income	(23.6)	(1.0)	(1.3)	29.6	(19.5)	(9.8)

Total segment income (loss) after federal income taxes	$56.2	$54.1	$77.2	$(109.0)	$53.2	$32.7

Change in prior years tax reserves	—	2.3	—	—	2.3	—
Federal income tax settlement	—	5.3	5.3	—	—	—
Net realized investment gains (losses), net of amortization	5.8	18.7	5.8	(0.7)	2.3	11.3
(Losses) gains on derivative instruments	—	(0.3)	—	0.2	(0.3)	(0.2)
Restructuring costs	(0.3)	(2.1)	(0.8)	(0.4)	(0.2)	(0.7)
Federal income tax (expense) benefit on non-segment income	(1.7)	(5.7)	(7.3)	4.5	(0.2)	(2.7)

Income (loss) from continuing operations	60.0	72.3	80.2	(105.4)	57.1	40.4
Income from discontinued variable life and annuity business, net of taxes	—	42.7	4.1	17.6	14.9	6.1
(Loss) income on disposal of variable life and annuity business, net of taxes	(20.1)	(444.4)	30.2	(474.6)	—	—

Income (loss) before cumulative effect of accounting change	39.9	(329.4)	114.5	(562.4)	72.0	46.5
Cumulative effect of change in accounting principle, net of taxes	0.6	—	—	—	—	—

NET INCOME (LOSS)	$40.5	$(329.4)	$114.5	$(562.4)	$72.0	$46.5

PER SHARE DATA (DILUTED)
INCOME (LOSS) FROM CONTINUING OPERATIONS	$1.12	$1.34	$1.48	$(1.97)	$1.06	$0.75
(LOSS) INCOME FROM DISCONTINUED OPERATIONS, NET OF TAXES	$(0.38)	$(7.44)	$0.63	$(8.54)	$0.28	$0.11
NET INCOME (LOSS)	$0.75	$(6.10)	$2.11	$(10.51)	$1.34	$0.86

WEIGHTED AVERAGE SHARES OUTSTANDING (DILUTED) (2)	53.6	54.0	54.2	53.5	53.9	53.8

BALANCE SHEET
Total investments	$5,841.8		$6,008.3	$7,535.0	$7,678.4	$7,663.9
Separate account assets	$564.0		$571.9	$9,385.9	$9,444.6	$9,726.0
Total assets	$10,156.8		$10,507.9	$21,647.1	$21,846.6	$22,167.8
Total shareholders’ equity	$1,843.0		$1,947.1	$1,867.7	$2,490.5	$2,325.2
Book value per share	$35.35		$36.23	$34.81	$46.60	$43.53
Book value per share, excluding accumulated other comprehensive income	$37.77		$37.33	$35.47	$46.01	$44.67

(1)	Represents income or loss of the Company’s operating segments: Personal Lines, Commercial Lines, Other Property and Casualty, Life Companies and interest expense on corporate debt. In accordance with Statement of Financial Accounting Standards No.131, the separate financial information of each segment is presented consistent with the manner in which results are regularly evaluated by the chief operating decision maker in deciding how to allocate resources and in assessing performance.
(2)	Weighted average shares outstanding for the quarter ending September 30, 2005 represents basic shares outstanding due to antidilution.

THE HANOVER INSURANCE GROUP

HISTORICAL FINANCIAL HIGHLIGHTS

(In millions, except per share data)	2004	Q4 04	Q3 04	Q2 04	Q1 04
SEGMENT INCOME (1)
Property and Casualty
Personal Lines	$134.6	$45.9	$42.1	$35.8	$10.8
Commercial Lines	58.0	26.0	(7.1)	12.6	26.5
Other Property and Casualty	5.4	1.7	1.7	0.7	1.3

Total Property and Casualty	198.0	73.6	36.7	49.1	38.6
Life Companies	(22.3)	(8.7)	(2.1)	(6.9)	(4.6)
Interest expense on corporate debt	(39.9)	(10.0)	(10.0)	(9.9)	(10.0)

Total segment income before federal income taxes	$135.8	$54.9	$24.6	$32.3	$24.0

Federal income tax expense on segment income	(26.6)	(12.6)	(4.5)	(6.3)	(3.2)

Total segment income after federal income taxes	$109.2	$42.3	$20.1	$26.0	$20.8

Federal income tax settlement	30.4	0.1	—	0.2	30.1
Net realized investment gains (losses), net of amortization	16.1	3.7	(5.5)	6.8	11.1
(Losses) gains from retirement of funding agreements and trust instruments supported by funding obligations	(0.2)	0.1	2.9	—	(3.2)
Gains on derivative instruments	1.3	0.9	0.1	0.3	—
Restructuring costs	(8.5)	(2.7)	(0.3)	(2.2)	(3.3)
Federal income tax (expense) benefit on non-segment income	(3.0)	(0.9)	0.5	(1.9)	(0.7)

Income from continuing operations	145.3	43.5	17.8	29.2	54.8
Income (loss) from discontinued variable life and annuity business, net of taxes	37.2	19.6	(0.1)	3.2	14.5

Income before cumulative effect of accounting change	182.5	63.1	17.7	32.4	69.3
Cumulative effect of change in accounting principle, net of taxes	(57.2)	—	—	—	(57.2)

NET INCOME	$125.3	$63.1	$17.7	$32.4	$12.1

PER SHARE DATA (DILUTED)

INCOME FROM CONTINUING OPERATIONS	$2.71	$0.81	$0.33	$0.54	$1.02
INCOME FROM DISCONTINUED OPERATIONS, NET OF TAXES	$0.69	$0.37	$—	$0.06	$0.27
NET INCOME	$2.34	$1.18	$0.33	$0.60	$0.23

WEIGHTED AVERAGE SHARES OUTSTANDING (DILUTED)	53.7	53.7	53.6	53.7	53.7

BALANCE SHEET
Total investments		$8,265.7	$8,253.1	$8,091.3	$8,239.5
Separate account assets		$10,455.0	$10,086.0	$10,740.3	$11,304.9
Total assets		$23,719.2	$23,448.9	$24,030.5	$24,763.9
Total shareholders’ equity		$2,339.5	$2,294.2	$2,207.2	$2,289.3
Book value per share		$43.91	$43.09	$41.48	$43.04
Book value per share, excluding accumulated other comprehensive income		$43.85	$42.69	$42.36	$41.77

(1)	Represents income or loss of the Company’s operating segments: Personal Lines, Commercial Lines, Other Property and Casualty, Life Companies and interest expense on corporate debt. In accordance with Statement of Financial Accounting Standards No.131, the separate financial information of each segment is presented consistent with the manner in which results are regularly evaluated by the chief operating decision maker in deciding how to allocate resources and in assessing performance.

CORPORATE OFFICES AND PRINCIPAL SUBSIDIARIES

THE HANOVER INSURANCE GROUP, INC.

440	Lincoln Street
Worcester,	MA 01653

The Hanover Insurance Company

440	Lincoln Street
Worcester,	MA 01653

Citizens Insurance Company of America

645	West Grand River
Howell,	MI 48843

MARKET AND DIVIDEND INFORMATION

The	following information shows trading activity for the Company for the periods indicated:

Quarter Ended	2006
	Price Range		Dividends Per Share
	High	Low
March 31	$53.12	$42.98	—
June 30
September 30
December 31

Quarter Ended	2005
	Price Range		Dividends Per Share
	High	Low
March 31	$36.50	$30.27	—
June 30	$37.29	$32.85	—
September 30	$42.11	$37.13	—
December 31	$42.03	$37.20	0.25

INDUSTRY RATINGS AS OF April 28, 2006

Financial Strength Ratings	A.M. Best	Standard & Poor’s	Moody’s
Property and Casualty Insurance Companies:
The Hanover Insurance Company	A-	BBB+	Baa1
Citizens Insurance Company of America	A-	BBB+	—
Life Insurance Companies:
First Allmerica Financial Life Insurance Company	B+	BBB-	Ba1

Debt Ratings	A.M. Best	Standard & Poor’s	Moody’s
The Hanover Insurance Group, Inc.
Senior Debt	bbb-	BB+	Ba1
The Hanover Insurance Group, Inc.
Capital Securities	bb	B+	Ba2
The Hanover Insurance
Company Short Term Debt	—	—	NP

TRANSFER AGENT

Computershare Limited

PO Box 43076

Providence, RI 02940-3076

1-800-317-4454

COMMON STOCK

Common stock of The Hanover Insurance Group is traded on the New York Stock Exchange under the symbol “THG”.

INQUIRIES

Sujata Mutalik

Vice President, Investor Relations

(508) 855-3457

smutalik@Hanover.com

Kenneth Popeleski

Director, Investor Relations

(508) 855-4022

kpopeleski@Hanover.com

INVESTOR INFORMATION LINE

Dial 1-800-407-5222 to receive additional printed information, fax-on-demand services or other prerecorded messages.

Please visit our internet site at http:// www.Hanover.com